Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Western Goldfields Inc., (the “Company”) on Form 10-KSB for the period ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian Penny, Principal Financial Officer of the Company, certify, pursuant to 81 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Western Goldfields Inc.

DATE: March 28, 2008

/s/ Brian Penny
Brian Penny
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Western Goldfields Inc. and will be retained by Western Goldfields Inc. to be furnished to the Securities and Exchange Commission or its staff upon request.